UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Sphere 3D Corp.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

IMPORTANT NOTICE REGARDING
INTERNET AVAILABILITY OF PROXY MATERIALS
for the Sphere 3D Corp.
Annual and Special Meeting of Shareholders

Meeting Details
Thursday, May 29, 2025
11:30AM Eastern Time
https://Virtual-Meetings.TSXTrust.com/1781
Password: sphere3d2025 (case sensitive)
Get Informed Before You Vote
View the Notice of Meeting & Proxy Statement online at HTTPS://DOCS.TSXTRUST.COM/2040
OR
You can receive a free paper or email copy of the materials by requesting prior to May 20, 2025. Unless requested, you will not receive a paper or email copy. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may call 1-800-600-5869 or Email TSXTIS@TMX.COM. Please be sure to include your Control Number (as shown above) in your Email.
Your Vote Counts
You may enter your voting instructions at www.VoteProxyOnline.com
Using your Control Number above
Until 11:29 AM Eastern Time May 27, 2025

Vote In Person at the Meeting
Visit https://Virtual-Meetings.TSXTrust.com/1781
Enter Password: sphere3d2025 (case sensitive)
Enter Your Control Number (shown above)

If you are a non-registered shareholder and want to vote online at the Meeting, you must appoint yourself as proxyholder prior to proxy cut-off and register with TSX Trust in advance of the Meeting prior to proxy cut-off by emailing tsxtrustproxyvoting@tmx.com the "Request for Control Number" form  which can be found here https://www.tsxtrust.com/resource/en/75
Proposals Being Considered at the Meeting
See Proposals on the Reverse Side

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items
1.To elect the following Directors who will serve until the next annual shareholder meeting: a.Timothy Hanley b.Susan S. Harnett c.Duncan McEwan
1.To ratify the selection of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
1.To approve the 2025 Performance Incentive Plan (the “Incentive Plan Proposal”).
1.To approve an amendment to the Articles of the Company to potentially consolidate the Company’s common shares on a one (1) new common share for up to ten (10) old common shares basis to become effective at an exact ratio and a date to be determined by the board of directors of the Company (the “Consolidation Proposal”).

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS ABOVE

PLEASE NOTE – THIS IS NOT A PROXY CARD

YOU CANNOT VOTE BY RETURNING THIS CARD